Exhibit 99.1

COMMON STOCK PURCHASE AGREEMENT

Private and Confidential

THIS COMMON STOCK PURCHASE AGREEMENT, (the “Agreement”) made as of the last executed date below (the “Effective Date”), by and among Grand Destiny Investments Limited   an entity with a principle address of Flat 1615, Oi Ping House, Oi Tung Estate, Aldrich Bay, Shaukeiwan, Hong Kong, or its affiliate (the “Buyer”) and John P. Hynes III and individual with an address at  990 Cedar Bridge Avenue, Suite B7-211, Brick New Jersey 08723 (“Seller”), Rohat Resources, Inc., a company organized under the laws of the state of Nevada and traded under the symbol “ROHT” (the “Company”) (Buyer, Seller, and Company each a “Party” and collectively the “Parties”).

W I T N E S S E T H:

WHEREAS, the Seller owns an aggregate of 4,000,000 shares of the common stock, par value $0.001 per share (the “Stock”), of the Company, which Stock represents a majority of the capital stock of the Company; and

WHEREAS, the Buyer wishes to purchase from the Seller, and the Seller wishes to sell to the Buyer, the Stock in accordance with the terms set forth herein;

NOW, THEREFORE, in consideration of the mutual promises, covenants, and representations contained herein, and subject to the terms and conditions hereof, the Parties agree as follows:

1. Agreement to Purchase and Sell.  On the Closing, Seller will sell, assign, convey and deliver to Buyer and Buyer agrees to purchase the Stock in exchange for Two Hundred Thousand  U.S. dollars ($200,000) (the “Purchase Price”), to be paid to Seller according to the terms and conditions set forth in Section 3 herein;

2. Closing.  The closing of the purchase and sale of the Stock, and the payment by Buyer of the Purchase Price (the “Closing”) shall take place on or before February __, 2008, at the offices of Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32nd Fl. New York, NY 10006, electronically, or as counsel for the parties otherwise may agree (the “Closing Date”), subject to the satisfaction of the following Closing Conditions (hereinafter defined) having been satisfied or waived:

a) Buyer shall deliver to Seller a copy of this Agreement executed by Buyer (this delivery, together with the other deliveries required from Buyer by the provisions of this paragraph (the “Buyer Deliverables”);

b) Seller shall deliver a fully executed copy of this Agreement to Buyer (executed by the Seller and the Company) (this delivery, together with the other deliveries required from Seller by the provisions of this paragraph (the “Seller Deliverables”);

c) The Purchase Price (defined in Section 3(a) herein) shall be delivered to Seller;

d)  Seller shall cause the board of directors of the Company to execute a resolution,  approving the terms of this Agreement and providing that, effective as of the Closing Date, or such later date as agreed to between the Company and its current officers, (i) the Company’s officers  shall resign and be duly replaced by the Buyer’s Chief Executive Officer designee, who is Liu Kwok Keung; (ii) the Company’s director shall execute and deliver the Company and Buyer a letter of resignation effective upon the expiration of the 10-day period beginning on the date of the filing of the Information Statement (as defined below) and (iii) the Company will cause the Buyer’s director designee to be duly appointed, which appointment will become effective at the time the resignation of the Company’s current director becomes effective, who is Chak Wan Keung;

e) Seller will use his reasonable best efforts to ensure that Company’s current director will remain a director of the Company until the expiration of the 10-day period beginning on the date of the filing of the Information Statement relating to a change in majority of directors of the Company with the Commission pursuant to Rule 14f-1 promulgated under the Exchange Act (“Information Statement”), and the Buyer agrees to file with the Securities and Exchange Commission promptly after the Closing Date a report on Form 14f disclosing the change in control of the Company; and

f) The   Company shall at the Closing deliver to the Buyer a certificate signed by the Company’s Chief Executive Officer to the effect that, as of the Closing Date, (a), the Company has performed all obligations required to be performed hereunder at or before the Closing (b) all representations and warranties of the Company herein are true and correct as of the Closing Date and (c) as of the Closing date the Company does not have any liabilities or debt of any kind.

g) The   Seller shall at the Closing deliver to the Buyer a certificate signed by the Seller to the effect that, as of the Closing Date, (a), the Seller has performed all obligations required to be performed hereunder at or before the Closing (b) all representations and warranties of the Seller herein are true and correct as of the Closing Date and (c) as of the Closing date the Company does not have any liabilities or debt of any kind.

h) The Company at the closing shall deliver to the Buyer a Secretary’s Certificate in a form reasonably satisfactory to the Buyer.

i) The Company shall at the Closing deliver a legal opinion of the Company’s Counsel in the form of Exhibit A attached hereto.

j) Seller shall deliver to Buyer:

(i) to the extent reasonably available to Seller, and after the full performance of Section 3(a), true and correct copies of the Company’s business, financial and corporate records including but not limited to: correspondence files, bank statements, checkbooks, minutes of shareholder and directors meetings, financial statements, shareholder listings, stock transfer records, agreements and contracts; and,

(ii) upon delivery by Buyer of the Buyer deliverables, and delivery to Sichenzia Ross Friedman Ference LLP (“Escrow Agent”), who is serving as escrow agent pursuant to the Escrow Agreement between the Seller and Buyer,  and the Escrow Agent dated February ___, 2009 (the “Escrow Agreement”), of the Purchase Price, Seller shall deliver or cause to be delivered (or cause the transfer agent to issue) stock certificate(s) evidencing the Stock, free and clear of all liens, charges, or encumbrances of whatsoever nature along with executed stock powers signed in blank medallion signature guaranteed, which stock certificates and medallion signature guaranteed stock powers shall be delivered to the Buyer ..
.
k) For purposes hereof, the term “Closing Conditions” shall mean:

(i) that the Seller shall have delivered to Buyer the Seller Deliverables;

(ii) that the representations of the Seller and the Company contained in this Agreement shall be true and complete in all respects; and

(iii) that, to the best knowledge of the Seller and the Company, no material adverse change in the business or financial condition of the Company shall have occurred or be threatened since the date of this Agreement, and no action, suit or proceedings shall be threatened or pending before any court of governmental agency or authority or regulatory body seeking to restraint, prohibition or the obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated by this Agreement or that, if adversely decided, has or may have a material adverse effect upon the Company or the Stock.

3. Payment Terms.

a) Buyer has previously placed Two Hundred Thousand Dollars ($200,000) into an escrow account with the Escrow Agent, for payment of the Purchase Price.  Upon the confirmation by the Seller and the Buyer that all of the Closing Conditions have been satisfied or waived, the Purchase Price shall be delivered to the Seller or his designee as provided in the Escrow Agreement.

4.           Representations and Warranties of Seller.  Seller hereby represents and warrants to Buyer that the statements in the following paragraphs of this Section 4 are all true and complete as of the date hereof:

a.
Title to Stock.  Seller is the record and beneficial owner and has sole managerial and dispositive authority with respect to the Stock and has not granted any person a proxy that has not expired or been validly withdrawn.  The sale and delivery of the Stock to Buyer pursuant to this Agreement will vest in Buyer the legal and valid title to the Stock, free and clear of all liens, security interests, adverse claims or other encumbrances of any character whatsoever (“Encumbrances”) (other than Encumbrances created by Buyer and restrictions on resales of the Stock under applicable securities laws).

b.
Liabilities of the Company. The liabilities referenced in Exhibit B herein represent, to the best of Seller’s knowledge, the total outstanding liabilities of the Company.  The Seller shall take all necessary and prudent actions to satisfy the obligations of the Company as of the Closing in regards to the liabilities referenced in Exhibit B (the “Obligations”) and with respect to the preparation of the filing and Company’s 10-Q for the quarter ended January 31, 2009. As of the Closing, the Company shall not have any liabilities or debt. Without limiting the generality of the forgoing, the Seller shall indemnify the Company for all fees and costs incurred by the Company in connection with the preparation and filing of the Company’s 10-Q for the period ended January 31, 2009.

c.	Full Power and Authority. Seller represents that it has full power and authority to enter into this Agreement.

d.
No Conflict.  Neither the execution or delivery by the Seller of this Agreement, nor the consummation or performance by the Seller of the transactions contemplated hereby or thereby will, directly or indirectly, (a) contravene, conflict with, constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, any agreement or instrument to which the Seller is a party or to which the Stock are subject; or (b) contravene, conflict with, or result in a violation of, any law to which the Seller may be subject.

e.
Litigation.  There is no pending action, claim or proceeding against the Seller that involves the Stock or that challenges, or may have the effect of preventing, delaying or making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement and, to the knowledge of the Seller, no such action, claim or proceeding has been threatened, and no event or circumstance exists that is reasonably likely to give rise to or serve as a basis for the commencement of any such action, claim or proceeding.

f.	Representations of the Company. The representations and warranties of the Company in Section 6 below, are, to the best knowledge of the Seller, true and complete.

5.           Representations and Warranties of Buyer. Buyer hereby represents and warrants to Seller that the statements in the following paragraphs of this Section 5 are all true and complete as of the date hereof:

a.
Exempt Transaction.  Buyer understands that the offering and sale of the Stock is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Act”) and exempt from registration or qualification under any state law.

i.	Full Power and Authority. Buyer represents that it has full power and authority to enter into this Agreement.

ii.
Stock.  The Stock to be purchased by Buyer hereunder will be acquired for investment for Buyer’s own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof, and Buyer has no present intention of selling, granting any participation in, or otherwise distributing the same, unless and except and to the extent that such Stock is to be sold, pledged or transferred in connection with a Transaction or an initial financing of the Company.

iii.
Information Concerning the Company.  Buyer is solely responsible for conducting its own due diligence with respect to the Company and its liabilities and for gathering enough information upon which to base an investment decision in the Stock. Buyer acknowledges that Seller has made no representations with respect to the Company or its status except as explicitly stated in this Agreement.

iv.	Investment Experience. The Buyer understands that purchase of the Stock involves substantial risk. The Buyer:

has experience as a purchaser in securities of companies in the development stage and acknowledges that he can bear the economic risk of Buyer’s investment in the Stock; and,

has such knowledge and experience in financial, tax, and business matters so as to enable Buyer to evaluate the merits and risks of an investment in the Stock, to protect Buyer’s own interests in connection with the investment and to make an informed investment decision with respect thereto.

v.
No Oral Representations.  No oral or written representations have been made other than or in addition to those stated in this Agreement. Buyer is not relying on any oral statements made by Seller, Seller's representatives, employee’s or affiliates in purchasing the Stock.

vi.
Restricted Securities. Buyer understands that the Stock is characterized as “restricted securities” under the Act inasmuch as they were acquired from the Company in a transaction not involving a public offering.

vii.
Opinion Necessary. Buyer acknowledges that if any transfer of the Stock is proposed to be made in reliance upon an exemption under the Act, the Company may require an opinion of counsel satisfactory to the Company that such transfer may be made pursuant to an applicable exemption under the Act.  Buyer acknowledges that a restrictive legend appears on the Stock and must remain on the Stock until such time as it may be removed under the Act.

viii.
Compliance.  Buyer shall comply with all applicable securities laws, rules and regulations regarding this Agreement, the Transaction and all related transactions, including but not limited to filing any forms required by the U.S. Securities and Exchange Commission.

6.           Representations and Warranties of the Company. The Company hereby represents, warrants, covenants and agrees, as of the date hereof and as of the Closing Date, as follows:

a. Organization and Authority.

i.	The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. As of the Closing, the Company shall not have any subsidiaries.

ii.
Complete and correct copies of the Company’s certificate of incorporation and by-laws are available for review on the EDGAR system maintained by the U.S. Securities and Exchange Commission (the “Commission” or the “SEC”).

iii.
The Company has full power and authority to carry out the transactions provided for in this Agreement, and this Agreement constitutes the legal, valid and binding obligations of the Company, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency and other laws of general application affecting the enforcement of creditor’s rights and except that any remedies in the nature of equitable relief are in the discretion of the court.  All necessary action required to be taken by the Company for the consummation of the transactions contemplated by this Agreement has been taken.

iv.
The execution and performance of this Agreement will not constitute a breach of any material agreement or indenture to which the Company is a party, and will not violate any judgment, decree, order, writ, rule, statute, or regulation applicable to the Company.  The execution and performance of this Agreement will not violate or conflict with any provision of the certificate of incorporation or by-laws of the Company.

v.	The Stock is duly and validly authorized and issued, fully paid and non-assessable.

vi.
The authorized Common Stock consists of 100,000,000 shares of common stock, par value $0.001 per share, of which 6,487,500 shares are issued and outstanding, and 10,000,000 million shares of blank check preferred stock, par value $0.001 per share, of which none have been designated or issued.  The Company has no outstanding or authorized warrants, options, other rights to purchase or otherwise acquire capital stock or any other securities of the Company, preemptive rights, rights of first refusal, registration rights or related commitments of any nature.  All issued and outstanding Common Stock was either (i) registered under the Securities Act, or (ii) issued pursuant to valid exemptions from registration thereunder.

vii.
No consent, approval or agreement of any person, party, court, governmental authority, or entity is required to be obtained by the Company in connection with the execution and performance by the Company of this Agreement or the execution and performance by the Company of any agreements, instruments or other obligations entered into in connection with this Agreement.

viii.	The Stock is free and clear of all liens, claims and encumbrances.

b. SEC Documents.

i.
The Company is current with its reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  To the Company’s knowledge, none of the Company’s filings made pursuant to the Exchange Act (collectively, the “Company SEC Documents”) contains any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  The Company SEC Documents, as of their respective dates, complied in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder, and are available on the Commission’s EDGAR system.  With respect to the Company’s Annual Report on Form 10-K for the year ended October 31, 2008, the Buyer acknowledges receipt of the auditor’s note (attached hereto as Exhibit C) regarding a typographical error contained in the Balance Sheet, about which the Company has taken no action upon the advice of the auditor.

ii.
The Company SEC Documents include the Company’s audited consolidated financial statements for the fiscal years ended October 31, 2008 and 2007 (collectively, the “Financial Statements”), including, in each case, a balance sheet and the related statements of operations, stockholders’ equity.  The Financial Statements present fairly the financial position of the Company at the respective balance sheet dates, and fairly present the results of the Company’s operations, changes in stockholders’ equity and cash flows for the periods covered.  With respect to the Company’s Annual Report on Form 10-K for the year ended October 31, 2008, the Buyer acknowledges receipt of the auditor’s note (attached hereto as Exhibit C) regarding a typographical error contained in the Balance Sheet, about which the Company has taken no action upon the advice of the auditor.

iii.
At the close of business on October  31, 2008, the Company did not have any material liabilities, absolute or contingent, of the type required to be reflected on balance sheets prepared in accordance with GAAP which are not fully reflected, reserved against or disclosed on the balance sheet for the quarterly period ended January  31, 2009.  The Company has not guaranteed or assumed or incurred any obligation with respect to any debt or obligations of any person or entity, except endorsements made in the ordinary course of business in connection with the deposit of items for collection.  The Company does not have any debts, contracts, guaranty, standby, indemnity or hold harmless commitments, liabilities or obligations of any kind, character or description, whether accrued, absolute, contingent or otherwise, or due or to become due, and not heretofore paid or discharged.  As of the Closing Date, the Company shall have no trade payables, indebtedness or other liabilities.

c. Absence of Changes.  Since October 31, 2008, there have not been:

ix.
any changes in the consolidated assets, liabilities, or financial condition of the Company, except changes in the ordinary course of business which do not and will not have a material adverse effect on the Company;

x.
any changes or amendments to a material contract, charter document or arrangement not in the ordinary course of business to which the Company is a party other than contracts which are to be terminated at or prior to the Closing;

xi.	any loans made by the Company to any of affiliate of the Company or any of the Company’s employees, officers, directors, shareholders or any of its affiliates;

xii.	any declarations or payments of any dividend or other distribution or any redemption of any capital stock of the Company;

xiii.	any other events or conditions of any character which might have a material adverse effect on the Company; or

xiv.	any agreements or commitments by the Company to do any of the things described in this Section.

d. Contracts and Commitments.  Except as contemplated under this Agreement, the Company is not a party to any material contract or agreement.

e. No Defaults.  The Company is not in violation of its certificate of incorporation or by-laws or any judgment, decree or order, applicable to it.

f. Litigation.  There are no pending or, to Company’s knowledge, threatened against the Company or any of its assets, at law or in equity or by or before any governmental entity or in arbitration or mediation.

g. Compliance with Laws.  The Company, to its knowledge, is in full compliance with all laws applicable to it (including, without limitation, with respect to zoning, building, wages, hours, hiring, firing, promotion, equal opportunity, pension and other benefit, immigration, nondiscrimination, warranties, advertising or sale of products, trade regulations, anti-trust or control and foreign exchange or, to the Company’s knowledge, environmental, health and safety requirements).

h. Intellectual Property.  The Company has no intellectual property rights.

i. No Broker.  Neither the Company nor any of its agents or employees has employed or engaged any broker or finder or incurred any liability for any brokerage fees, commissions or finders’ fees in connection with the transactions contemplated by this Agreement.  The Company shall indemnify and hold the Buyer harmless against any loss, damage, liability or expense, including reasonable fees and expenses of counsel, as a result of any brokerage fees, commissions or finders’ fees which are due as a result of the consummation of the transaction contemplated by this Agreement.

7.           Indemnification.

a. Buyer shall indemnify and hold harmless the Seller from and against any and all losses, damages, expenses and liabilities (collectively “Liabilities”) or actions, investigations, inquiries, arbitrations, claims or other proceedings in respect thereof, including enforcement of this Agreement that arise by reason of Buyer’s representations in this Agreement being untrue in any material respect (collectively “Actions”) (Liabilities and Actions are herein collectively referred to as “Losses”).   Losses include, but are not limited to all reasonable legal fees, court costs and other expenses incurred in connection with investigating, preparing, defending, paying, settling or compromising any suit in law or equity arising out of this Agreement or for any breach of this Agreement notwithstanding the absence of a final determination as to a Buyer’s obligation to reimburse Seller for such Losses and the possibility that such payments might later be held to have been improper.

b. Seller agrees to indemnify Buyer, and hold Buyer harmless from and in respect of any Liabilities or actions, investigations, inquiries, arbitrations, claims or other proceedings in respect thereof, including enforcement of this Agreement that arise by reason of Seller’s representations in this Agreement being untrue in any material respect (collectively “Actions”) (Liabilities and Actions are herein collectively referred to as “Losses”).   Losses include, but are not limited to all reasonable legal fees, court costs and other expenses incurred in connection with investigating, preparing, defending, paying, settling or compromising any suit in law or equity arising out of this Agreement or for any breach of this Agreement notwithstanding the absence of a final determination as to a Seller’s obligation to reimburse Buyer for such Losses and the possibility that such payments might later be held to have been improper.

c. If any claim, action or proceeding is brought against a Party arising out of a claim that is the subject of indemnification under this Agreement, the Party seeking indemnification shall provide the other Party prompt written notice of the same, together with the basis for such Party seeking indemnification (the “Indemnification Notice”).  Upon receipt of an Indemnification Notice by a Party, such Party shall inform the other Party (delivering the Indemnification Notice), within five (5) business days after receipt of the Indemnification Notice, whether the Party accepts or rejects responsibility for resisting and defending such claim, action or proceeding.  If responsibility is accepted, the indemnifying party shall have the right to select attorneys reasonably acceptable to the other Party.  If responsibility is not accepted, then the Party delivering the Indemnification Notice shall be free to select attorneys to assist in the defense of the claim, action or proceeding without approval of the other Party. Unless the Party receiving the Indemnification Notice has provided the other Party with written acceptance of responsibility for defense and indemnification of the subject claim, action or proceeding, the indemnifying party shall not settle any such claim without the prior consent of such Party delivering the Indemnification Notice, which consent shall not be unreasonably withheld, conditioned or delayed.

8.           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the New York, without giving effect to any other choice or conflict of law provision that would cause the application of the laws of any other jurisdiction. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other document executed pursuant to this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, stockholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of this Agreement) and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding has been commenced in an improper or inconvenient venue for such proceeding.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.  If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

9.           Company’s Form 10-Q.  The parties to this Agreement acknowledge that, by reason of the Company’s fiscal quarter ended January 31, 2009, that the Company is responsible for filing an quarterly report on Form 10-Q no later than March 17, 2009.  Seller and the Company agree to cooperate fully with Buyer and to cause their representatives to cooperate fully with Buyer in connection with the preparation of the financial statements and other disclosures and materials and, generally, the entire report, so that the same is filed timely with the SEC, and that, if requested by Buyer, the Company’s current Principal Executive Officer and Principal Financial Officer shall provide the Section 302 and Section 906 Certifications required in connection therewith.

10.           Term / Survival.  The terms of this Agreement shall be effective as of the Effective Date, and continue until such time as the payment of the Purchase Price and all other amounts due hereunder are fully satisfied, however; the terms, conditions, and obligations of Sections 7, 8, 9  and 20 hereof shall survive the termination of this Agreement.

11.           Successors and Assigns.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties, except that Buyer may not assign or transfer any of its rights or obligations under this Agreement.

12.           Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.  A telefaxed copy of this Agreement shall be deemed an original.

13.           Headings.  The headings used in this Agreement are for convenience of reference only and shall not be deemed to limit, characterize or in any way affect the interpretation of any provision of this Agreement.

14.            Costs, Expenses. Each party hereto shall bear its own costs in connection with the preparation, execution and delivery of this Agreement.

15.           Modifications and Waivers.  No change, modification or waiver of any provision of this Agreement shall be valid or binding unless it is in writing, dated subsequent to the Effective Date of this Agreement, and signed by both the Buyer and Seller. No waiver of any breach, term, condition or remedy of this Agreement by any party shall constitute a subsequent waiver of the same or any other breach, term, condition or remedy.  All remedies, either under this agreement, by law, or otherwise afforded the Buyer shall be cumulative and not alternative.

16.           Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

17.            Entire Agreement.   This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.

18.           Further Assurances.  From and after the date of this Agreement, upon the request of the Buyer or Seller, Buyer and Seller shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

19.           Notices. All notices or other communications required or permitted by this Agreement shall be in writing and shall be deemed to have been duly received:

a) if given by telecopier, when transmitted and the appropriate telephonic confirmation received if transmitted on a business day and during normal business hours of the recipient, and otherwise on the next business day following transmission,

b) if given by certified or registered mail, return receipt requested, postage prepaid, three business days after being deposited in the U.S. mail, and

c) if given by courier or other means, when received or personally delivered, and, in any such case, addressed notices given in the manner provided above shall be effective upon delivery to a party or upon a party’s refusal of delivery at the party’s address as indicated herein for the delivery of notices, or to such other addresses as may be specified by any such Person/Party to the other Person/Parties pursuant to notice given by such Person/Party or its counsel in accordance with the provisions of this Section 19.

20.           Insider Trading.  Seller and Buyer hereby certify that they have not themselves, nor through any third parties, purchased nor caused to be purchased in the public marketplace any publicly traded shares of the Company.  Seller and Buyer further certify they have not communicated the nature of the transactions contemplated by the Agreement, are not aware of any disclosure of non public information concerning said transactions, and are not a party to any insider trading of Company shares.

In Witness Whereof, the Parties hereto have executed this Agreement as of the last date written below.

SELLER                                                                           BUYER

GRAND DESTINY INVESTMENTS LIMITED

/s/ John P. Hynes III	By: Liu Kwok Keung
By: John P. Hynes III	Liu Kwok Keung
Director
Date: March 9, 2009	Date: March 9, 2009

COMPANY

ROHAT RESOURCES, INC.

/s/ John P. Hynes III
By: John P. Hynes III

Date: March 9, 2009
President and Chief Executive Officer

Date: March 9, 2009

Exhibit A

[Form of Legal Opinion]

Synergy

LAW GROUP, L.L.C.

Bartly J. Loethen
Direct: 312.454.0312
bart@synergykitigroup.coin

March 9, 2009

Grand Destiny Investments Limited

Ladies and Gentlemen:

We have acted as counsel to Rohat Resources, Inc., a Nevada corporation ("Company"), and John P. Hynes HI in connection with the preparation, execution and delivery of a Common Stock Purchase Agreement (the "Rohat Agreement") dated as of March 9, 2009 by and among the Company, Grand Destiny Investments Limited ("Buyer") and John P. Hynes III ("Seller"). Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Rohat Agreement.

For purposes of this opinion, we have examined such documents and records as we deem appropriate, including the following:

1.	A copy of the Certificate of Incorporation of the Company.

2.	An Officer's Certificate, signed by the President and Chief Executive Officer of the Company, dated as of the date hereof.

3.
A certificate of recent date of the Secretary of State of the State of Nevada certifying as to the good standing of the Company, as well as a certificate of recent date of the Secretary of State of the State of Minnesota certifying as to the good standing of Greenview Power, Inc. ("Subsidiary").

4.
A copy of the Bylaws of the Company, certified by the Secretary of the Company to be a true and correct copy of the Bylaws of the Company as in effect on the date hereof, as well as a copy of the Bylaws of the Subsidiary certified by the Secretary of the Subsidiary to be a true and correct copy of the Bylaws of the Subsidiary as in effect on the date hereof.

5.	Copies, certified by the Secretary of the Company to be true copies, of resolutions adopted by the Board of Directors of the Company, or committees thereof relating to the Agreement.

6.	Executed Rohat Agreement pursuant to which Buyer is acquiring 4,000,000 shares of the Company.

7.	The Common Stock Purchase Agreement by and among John P. Hynes III, the Company and the Subsidiary (the "Subsidiary Purchase Agreement").

We also have examined such statutes, regulations and such other corporate records and documents and certificates and telegrams of corporate and public officials as we have deemed necessary for the purposes of this opinion. In such examinations, we have relied as to matters of fact upon certain of the documents to be delivered at the Closing (as defined in the Agreement). In addition, we have assumed without independent verification, (i) the Iegal capacity of all natural persons, (ii) the genuineness of all signatures, (iii) the authority of all signatories (other than those signing on behalf of the Company), (iv) the authenticity and completeness of all documents, records and instruments submitted to us as originals, and (v) with respect to copies of documents, records and instruments submitted to us, we have assumed the conformity of such copies with the originals of such documents, records and instruments.

Grand Destiny Investments Limited
March 9, 2009

We have assumed, without investigation or independent verification, the accuracy and completeness of the representations and warranties regarding factual matters of the parties thereto contained in the Agreement. As to any other facts material to the opinions expressed herein that have not been independently established or verified by us, we have relied upon statements or representations of officers or other representatives of the Company and upon certificates of government officials.

Based upon and subject to the foregoing and the other qualifications and limitations stated in this opinion letter, and having due regard for such legal considerations as we have deemed relevant, we are of the opinion that:

1.The Company validly exists as a corporation in good standing under the laws of the State ofNevada.

2, John P. Hynes III, purchased 4,000,000 shares of the Company's common stock pursuant to a Stock Purchase Agreement between Delara Hussaini and Angela Hussaini, dated September 13, 2008 and such shares were validly and legally acquired by John P. Hynes III on September 13, 2008.

3. The Company is duly authorized to enter into the Rohat Agreement. All corporate acts and other proceedings required to be taken by the Company, and its respective stockholders to authorize the Company to execute and deliver the Rohat Agreement and to consummate the transactions contemplated thereby have been duly and properly taken. The Company and the Subsidiary are each duly authorized to enter into the Subsidiary Purchase Agreement. All corporate acts and other proceedings required to be taken by the Company, and their respective stockholders to authorize the Company and the Subsidiary to execute and deliver the Subsidiary Purchase Agreement and deliver the Subsidiary Purchase Agreement and to consummate the transactions contemplated thereby have been duly and properly taken. Without limiting the generality of the foregoing, the Company does not need to obtain approval of its shareholders to enter into the Subsidiary Purchase Agreement and consummate the transactions contemplated thereby including the sale of all of the issued and outstanding shares of the Subsidiary to John P. Hynes III, and no other approval or notice is required.

4. The Rohat Agreement has been duly executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company, enforceable against it in accordance with its terms, subject to bankruptcy, receivership, insolvency, fraudulent transfer or conveyance, reorganization, moratorium or similar laws affecting or relating to creditors rights generally and subject to general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief and other equitable remedies), regardless of whether such enforceability is considered in a proceeding in equity or at law. The Subsidiary Purchase Agreement has been duly executed and delivered by the Company and the Subsidiary and constitutes the valid and legally binding obligation of the Company and the Subsidiary, enforceable against them in accordance with its terms, subject to bankruptcy, receivership, insolvency, fraudulent transfer or conveyance, reorganization, moratorium or similar laws affecting or relating to creditors rights generally and subject to general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief and other equitable remedies), regardless of whether such enforceability is considered in a proceeding in equity or at law.

5. The Rohat Agreement has been duly executed and delivered by the Seller and constitutes the valid and legally binding obligation of the Seller, enforceable against him in accordance with its terms, subject to bankruptcy, receivership, insolvency, fraudulent transfer or conveyance, reorganization, moratorium or similar laws affecting or relating to creditors rights generally and subject to general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief and other equitable remedies), regardless of whether such enforceability is considered in a proceeding in equity or at law.

Grand Destiny Investments Limited
March 9, 2009

6. The execution, delivery and performance of the Rohat Agreement by the Company and the Seller and the consummation by the Company and the Seller of the transactions contemplated thereby, do not and will not result in a violation of the Company's Certificate of Incorporation, or Bylaws. The execution, delivery and performance of the Subsidiary Purchase Agreement by the Company and the Subsidiary and the consummation by the Company and the Subsidiary of the transactions contemplated thereby, do not and will not result in a violation of the (i) Company's Certificate of Incorporation, or Bylaws and/or the (ii) Subsidiary's Certificate of Incorporation or Bylaws.

7. The execution, delivery and performance of the Rohat Agreement by the Company and the consummation of the transactions completed thereby, (i) do not and will not result in a violation of any federal, state, local or foreign law, rule or regulation, or any order, judgment or decree and (ii) will not require the any approval, consent, authorization, waiver, exemption or order of, or make any filing, or registration with, any court or government or regulatory agency in order for it to execute, deliver or perform any of its obligation under the Rohat Agreement.

8. The execution, delivery and performance of the Subsidiary Purchase Agreement by the Company and the Subsidiary and the consummation of the transactions completed thereby, (i) do not and will not result in a violation of any federal, state, local or foreign law, rule or regulation, or any order, judgment or decree and (ii) will not require the any approval, consent, authorization, waiver, exemption or order of, or make any filing, or registration with, any court or government or regulatory agency in order for it to execute, deliver or perform any of its obligation under the Subsidiary Purchase Agreement.

9. We have not been engaged to devote substantive attention to any claims, actions, suits, proceedings or investigations that are pending against the Company or the Subsidiary or any of their respective properties or against any officer or director of the Company or the Subsidiary in his capacity as such.

The execution, delivery and performance of the Rohat Agreement by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, require a consent under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement to which the Company is a party, except as would not reasonably be expected to have a material adverse effect.

11. The issuance and delivery of the Stock as contemplated by the Rohat Agreement is exempt from the registration requirements of the Securities Act of 1933, as amended. The issuance and delivery of the Stock (as defined in the Subsidiary Purchase Agreement) is exempt from the registration requirements of the Securities Act of 1933, as amended.

12. The Company is not, and as a result of and immediately upon Closing will not be, an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

13. To the best of our knowledge, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body or any governmental agency or self-regulatory organization pending or threatened against or affecting the Company or the Subsidiary.

(Signature Page Follows)

Very truly yours,

/s/ Syner Law Group, LLC
Syner Law Group, LLC

EXHIBIT B

None

EXIBIT C

AUDITORS NOTE

ROHAT RESOURCES, INC.
(An Exploration Stage Company)
Balance Sheets

	US$ October 31,
	2008	2007

Assets
Current assets
Cash and cash equivalents	$-	$1,984
Cash in escrow	68	-
Total current assets	68	$1,984
Liabilities and Stockholders' Deficiency
Current liabilities
Accounts payable and accrued liabilities	$26,414	$4,000
Due to related parties	9,809	2,410
Total current liabilities	36,223	6,410
Stockholders' Deficiency
Preferred stock $0.001 par value 10,000,000 shares authorized; none issued
Common stock $0.001 par value; 100,000,000 shares authorized; 6,487,500 shares issued and outstanding	6,488	6,488
Additional paid-in-capital	32,562	32,562
Deficit accumulated during exploration stage	(75,205)	(43,479
	(39,014)	(4,426)
Total stockholders' deficiency	68	$1,984

BS balance as is $68. However, total deficit of 39,014 should be 36,155 as follows:	6,488
32,562
-75,205
total	36,155
the difference is the final adjustment to AP per Synergy confirmation that confirm amount $2,859 less of what Rohat's books presented.

See notes to financial statements.